UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2017

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)            Retirement of Director
On June 14, 2017, First Financial Northwest, Inc. ("Company"), its financial institution subsidiary, First Financial Northwest Bank ("Bank"), and its non-financial institution subsidiary, First Financial Diversified Corporation ("FFD"), announced the retirement of Director Gary F. Kohlwes from each of their Boards of Directors.  Under a joint mandatory retirement policy of the Company, the Bank and FFD, which provides that no director shall serve after reaching 75 years of age, Dr. Kohlwes reached the mandatory retirement age and retired effective as of the Company's Annual Meeting of Shareholders ("Annual Meeting") on June 14, 2017.
Dr. Kohlwes has served as a director of the Company since its formation in 2007 and has served as a director of the Bank and FFD since 1977 and 1980, respectively.  In addition, Dr. Kohlwes has served as Chairman of the Boards of the Company, the Bank and FFD since 2013.  Dr. Kohlwes also served as a member of the Board of Directors' Compensation and Awards Committee and Nominating and Corporate Governance Committee.
In connection with Dr. Kohlwes' retirement, the Boards of Directors of the Company, the Bank and FFD appointed Roger H. Molvar as Chairman of the Board effective June 14, 2017.  Prior to his appointment as Chairman of the Board, Mr. Molvar had served as a director of the Company since 2015 and had served as a director of the Bank since 2015.  Mr. Molvar also serves as a member of the Board of Directors' Compensation and Awards  Committee and Audit/Compliance/Risk Commitee.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)
In connection with the retirement of Dr. Kohlwes from the Company's Board of Directors, the Company amended its Bylaws to decrease the number of directors from nine to eight members.  A copy of the Company's Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Item 5.07  Submission of Matters to a Vote of Security Holders
(a)	The Company's Annual Meeting was held on June 14, 2017.
(b)
There were a total of 11,035,791 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 8,897,419 shares of common stock were represented in person or by proxy; therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders and the following are the results as certified by the independent Inspector of Election:

Proposal 1.  Election of Directors.  Three persons were nominated for election each to serve for a three-year term.  Directors are elected by a plurality of the votes cast, meaning that the nominees who receive the most "for" votes are elected as directors, subject to their qualification to serve as directors.  Set forth below are results of the voting for the election of directors:
	FOR		WITHHELD		BROKER NON-VOTES
	No. of votes	Percentage of shares present	No. of votes	Percentage of shares present	No. of broker non-votes

Joseph W. Kiley III	7,053,935	95.5	331,522	4.5	1,511,962
Roger H. Molvar	7,080,951	95.9	304,506	4.1	1,511,962
Richard M. Riccobono	7,074,001	95.8	311,456	4.2	1,511,962

Based on the voting results set forth above, Joseph W. Kiley III, Roger H. Molvar and Richard M. Riccobono were elected to serve as directors of the Company for a three-year term expiring at the annual meeting of shareholders in 2020; each to serve as a director of the Company until their respective successors have been duly elected and qualified.
The terms of Directors Richard P. Jacobson, Daniel L. Stevens, Gary F. Faull, Joann E. Lee and Kevin D. Padrick continued.
Proposal 2. An advisory (non-binding) vote to approve the compensation of the Company's named executive officers, as described in the Company's proxy statement for the Annual Meeting.  This proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Set forth below are results of the voting on this proposal:
For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
6,934,682	93.9	337,377	4.6	113,398	1.5	1,511,962
Based on the voting results set forth above, the compensation of the Company's named executive officers was approved by the Company's shareholders.

Proposal 3.  An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one, two or three years. Set forth below are results of the voting on this proposal:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
4,892,961	227,214	2,048,565	216,717	1,511,962
Based on the votes set forth above, an advisory vote on executive compensation to be held annually was approved by shareholders.

Proposal 4.   Ratification of the appointment of Moss Adams LLP as the Company's independent auditors for the year ending December 31, 2017.  Set forth below are results of the voting on this proposal:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
8,841,016	99.4	16,372	0.2	40,031	0.4	N/A
Based on the voting results set forth above, the appointment of Moss Adams LLP as the Company's independent auditors to serve for the year ending December 31, 2017 was ratified by the Company's shareholders.
A copy of the Company's Annual Meeting Presentation that was provided at the Annual Meeting has been posted to the Company's website in the Investor Relations section at www.ffnwb.com and is being furnished as Exhibit 99.1 to this Form 8-K.

(c)           None.

(d)
In light of the voting results on Proposal 3 indicated above, the Company's Board of Directors decided that the Company will hold an annual advisory vote on the compensation of named executive officers.  The Company will continue to hold annual advisory votes until the Company's Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes, which must occur at least once every six years.

Item 7.01  Regulation FD Disclosure

The Company is furnishing presentation materials as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company presented these materials at its Annual Meeting addressing, among other things, the Company's business strategies. The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1. The Company is not undertaking to update this presentation or the information contained therein.

The information in this Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This Item 7.01 of this report will not be deemed an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01  Financial Statements and Exhibits

(d)          Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:
3.2 Amended and Restated Bylaws of First Financial Northwest, Inc.
99.1              Annual Meeting Presentation of First Financial Northwest, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: June 15, 2017	By: /s/Richard P. Jacobson
Richard P. Jacobson
Chief Financial Officer